THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     Lincoln Life Variable Annuity Account N

     Supplement dated January 22, 2001 to the Prospectus dated May 1, 2000

This supplement describes proposed changes to funds offered through the Variable Annuity Account of the Delaware-Lincoln ChoicePlus Contracts (the "Contracts") described in your May 1, 2000 prospectus. Please retain this supplement with your Contract prospectus for future reference.

On December 17, 1999, The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life Variable Annuity Account N (the "Separate Account") filed an application with the Securities and Exchange Commission (the "SEC") seeking an order approving the substitution of certain investment portfolios of funds held by various sub-accounts of the Separate Account for shares of certain other investment portfolios of funds. Lincoln Life and the Separate Account filed an amended application with the SEC on or about January 22, 200 seeking an order approving the substitution of the funds referenced in Column I ("RepIaced Funds") for shares of other investment funds referenced in Column II (Substitute Funds"). As outlined below, the effect of such substitutions outlined in the amended application would be to replace the Replaced Funds with the Substitute Funds as investment options under the Contracts:

Column I (Replaced Funds)                   Column II (Substitute Funds)
Colonial U.S. Growth & Income Fund..........American Variable Insurance Series ("AVIS")Growth Income Fund
Delaware Premium Devon Series...............AFIS Growth-Income Fund
Kemper KVS Government Securities Portfolio..Lincoln National Bond Fund
OCC Global Equity Portfolio.................AIM V.I. International Equity Fund
OCC Managed Portfolio.......................AFIS Growth-Income Fund

Lincoln Life has determined not to effect previously proposed substitutions involving the following investment portfolios: Delaware Premium International Series; Dreyfus Small Cap Portfolio; and Kemper KVS Small Cap Portfolio. In addition, as shown above, Lincoln Life now proposes that the OCC Global Equity Portfolio be replaced with AIM V.I. International Equity Fund.

To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions. As of February 22, 2000, the Replaced Funds were no longer available to Contract owners. Also as of February 22, 2000, existing Contract owners of the Replaced Funds could no longer allocate net purchase payments to, or transfer cash values to, the sub-accounts of the account corresponding to each of the Replaced Funds.

The Replaced Funds and the Substitute Funds are described in their current prospectuses, which you received with your May 1, 2000 Contract prospectus. If granted, Lincoln Life would carry out the proposed substitutions as soon as all necessary regulatory approvals have been obtained, and once the systems needed to perform the substitution are in place, by redeeming the Replaced Funds' shares and purchasing shares of the Substitute Funds. If carried out, the proposed substitutions would result in the involuntary reinvestment of Contract owner's cash value invested in the Replaced Funds. There would be no tax consequences resulting from this exchange.

Additional information about the Substitute Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in their prospectuses, which should be read carefully before investing. THERE IS NO ASSURANCE THAT ANY NEW FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the Substitute Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Substitute Funds without charge by calling or writing to the Substitute Fund at the phone number or address noted on the front of its prospectus.

From the date of this supplement until at least thirty (30) days after the proposed substitutions occur, neither Lincoln Life nor the Separate Account will exercise any rights reserved by it under the Contracts to impose restrictions or fees on transfers out of the Replaced Funds.

If you have any questions about these proposed substitutions, please contact a Customer Service Consultant at 1-888-868-2583.